RELATED PARTIES	12 Months Ended
Dec. 31, 2023
Related Party Transactions [Abstract]
RELATED PARTIES
NOTE 17	-	RELATED PARTIES

A.	The Tzivtit Insurance Ltd. (“Tzivtit Insurance”), owned by a director of the Company, served as the Company’s insurance agent and provides the Company with elementary insurance and managers insurance.

In respect of these insurance services, Tzivtit Insurance was entitled to receive commissions at various rates, paid by the insurance company (which is not considered a related party).

With respect to basic insurance policies, and directors and offices insurance policies, the Company paid to the insurance company in 2022, US$ 502 thousand and US$ 870 thousand, respectively.)

Tzivtit Insurance was entitled to commissions in an aggregate amount of US 115 thousand and US$ 114 thousand in 2022 and 2021, respectively). to be paid to Tzivtit Insurance by the insurance company on account of these policies. The Company paid monthly consulting fees of NIS 15,000 (US$ 4,800) a month, linked to the Israeli Consumer Price Index to Professor Kahane. The aggregate amount paid to Professor Kahane in each of the years 2023, 2022 and 2021 was approximately US$ 66,000, US$ 70,000 and US$ 69,000, respectively.

In January 2023, Tzivtit sold its insurance operation to a third party.

B.
In February 2014, following the approval of the Company's general meeting of shareholders on January 28, 2014, the Company entered into new service agreements, setting forth the terms of service of its President, Co-Chief Executive Officers and its International Activity and Business Development Officer, in compliance with the Company's compensation policy for office holders; and E-Com entered into a service agreement setting forth the terms of service of its Chief Executive Officer in compliance with the Company's compensation policy for officer holders. The principal terms of these agreements are as follows:

Messrs. Izzy Sheratzky, Eyal Sheratzky, Nir Sheratzky and Gil Sheratzky (the "Executive Offices Holders" or "the Executives"), shall provide services as independent contractors, which shall be entitled to a monthly payment of NIS 243,000, 189,000, 189,000 and 135,000 respectively plus VAT (US$66,000, US$51,000, US$51,000 and US$37,000 respectively) linked to the consumer price index for December 2013. At the request of the service providers, part of the fixed monthly pay may be granted through benefits, such as the provision of a company car and the payment of its maintenance costs and the cost of tax resulting therefrom. The fixed monthly pay shall also include 25 days' vacation and sick days as provided by law. The service providers shall also be entitled to payment or reimbursement of expenses, including hosting expenses, subsistence allowance abroad and participation in work-related home telephone expenses. The service providers shall be entitled to Target-based Cash Incentives and Excess Return Cash Incentives as detailed below. The agreement shall be in force for a period of 3 years (On December 12, 2022 the Company's general meeting of shareholders has reapproved the compensation policy for additional 3 years) and may be terminated upon 180 days' advance notice of termination; however, the Company may terminate the agreement without an advance notice and without compensation if the following shall occur: (a) The service provider is convicted of a criminal offense involving moral turpitude; (b) a final court ruling (without the possibility of appeal) determines that The service provider has breached his fiduciary duty towards the Company; (c) a final court ruling (without the possibility of appeal) determines that the service provider has materially breached the agreement through the unauthorized disclosure of Company's secrets or competition with the Company.

Each of the above agreements also provides that the executives may request to provide their services to the Company as employees, and not through a service provider, and in such event, the they shall execute an employment agreement with the Company, in lieu of the above service agreements, which shall also set forth the provisions of social security and other benefits that the Company usually grants its senior executive officers (which may not deviate from the provisions of the Compensation policy in this respect). In any event, it was agreed that the nature of the agreement pursuant to which the services are provided shall not affect the company's provision of the services as set forth in the service agreements.

The terms of the Cash incentives applicable to the "Executive Offices Holders", as set forth in their agreements referred to above (the "Agreements"), are as follows:

•
"Target-based Cash Incentives" means a cash incentive awarded to the Executive Office Holders for the Company's achievement of the following Profit-Before-Tax targets in each calendar year following the effective date of the above agreements, in which the Minimum Threshold (as defined below) has been achieved:

Company's Profit-Before-Tax Targets (In US$ thousands) (*)	Level of Incentive - As a Percentage of the Executive Office Holder's Annual Cost of Pay
24,001 - 27,500	20%
27,501-31,000	45%
31,001-35,000	75%
35,001-39,000	110%
Above 39,001	150%

"Minimum Threshold" means, with respect to a particular calendar year, a minimum Company's Return on Equity of 15%, and a minimum company's Profit before Tax of USD 24 million.

(*)
As of December 31, 2023, the estimated aggregate amortization of intangible assets for the next five years is as follows: 2024- US$ 4,707 thousand, 2025- US$ 3,688 thousand, 2026- US$ 1,311 thousand, 2027- US$ 517 thousand and 2028 – US$ 608 thousand.

•
"Excess Return Cash Incentives" means that at the end of each calendar year, the Company shall examine the Company's Stock Yield since January 1 of such year or, with respect to the first year of such grant – since the date of its approval (an "Examined Period"), as compared to the benchmark Yield over such Examined Period; and to the extent that the Company's Stock Yield exceeds the benchmark Yield for such period, each of the Executive Office Holders shall receive an amount equal to 50% of his monthly Cost of Pay for each 1% of excess return (in percentage points' terms), or a relative amount in the event of a partial excess return. For the avoidance of doubt, in the event that the Company's Stock Yield during such period is negative, no grant shall be awarded.

The Excess Return Cash Incentive for each year shall not exceed an amount equal to the Executive Officer Holder's annual Cost of Pay.

In the event that an Agreement is terminated during a calendar year, the Company's compensation committee and board of directors shall determine the relative amounts out of the Target-based Cash Incentives and/or Excess Return Cash Incentives to which the relevant Executive Office Holder is entitled for the portion of the year during which the Agreement was in force; and these amounts shall be paid within 30 days after the termination of service/employment, as the case may be.

On the date of determination of each Executive Office Holder's entitlement for a Target-based Cash Incentive for a particular year, the Company's compensation committee shall examine whether the total amount of grants to which Executive Officers are entitled with respect to such calendar year and which constitute variable components of their terms of services (the "Total Amount of Grants to Executive Officers"), exceed an amount equal to 10% of the Company's EBITDA for such year (the "EBITDA's Threshold"), as calculated in accordance with data extracted from the Company's audited consolidated annual financial statements, after taking into account the Executive Officers' fixed compensation but excluding their variable compensation. In such event, the amount by which the Total Amount of Grants to Executive Officers exceeds the EBITDA's Threshold shall be referred to as the "Excess Amount".

In the event that the Total Amount of Grants to Executive Officers exceeds the EBITDA's Threshold, then the Target-based Cash Incentive and the Excess Return Cash Incentive to which an Executive Office Holder is entitled (together, the "Grants") shall be reduced by an amount equal to the Executive Office Holder's Rate of Grants (as defined below) out of the Excess Amount. The term "Executive Office Holder's Rate of Grants" means, with respect to a particular Executive Office Holder, the percentage which such Executive Office Holder's Grants constitute out of the Total Amount of Grants to Executive Officers.

The Company's board of directors shall have the right, under special circumstances at its discretion, to reduce the amount of Grants to which the Executive Office Holders are entitled, upon a 60 days prior notice.

The Executive Office Holder shall be required to return any compensation paid to them on the basis of results included in financial statements that turned out to be erroneous and were subsequently restated in the Company's financial statements published during the three year period following publication of the erroneous financial statements; to the extent they would not have been entitled to the compensation actually received had it been determined based on the restated financial statements. In such case, compensation amounts will be returned within 60 days from the date of publication of the restated financial statements, net of taxes that were withheld thereon. If the Executive Office Holder has a right to reclaim such tax payments with respect to Grants which were paid in excess, from the relevant tax authorities, then the Executive Office Holder shall reasonably act to reclaim such amounts from the tax authorities and upon their receipt, shall remit them to the Company.

In 2023, 2022 and 2021 Executive Offices Holders were entitled to Target based cash incentives at the maximum rate of (150%).

Due to the Covid-19 effects and based on their own initiative, the Company's Executive Office Holders agreed to temporarily decrease their base salary by 25% from April 2020, for an indefinite period until they will perceive that the effect of Covid -19 on Company’s business will be less significant. In April 2021, the temporarily decrease in their base salary reduction was canceled.

The table below summarizes the aggregate amounts paid to the company's Executive Office Holders:

	US dollars
	Year ended December 31,
(in thousands)	2023	2022	2021
Izzy Sheratzky	2,155	3,380	3,412
Eyal Sheratzky	1,727	2,679	2,692
Nir Sheratzky	1,727	2,679	2,692
Gil Sheratzky	1,227	1,841	1,934